Exhibit 10.10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT OF 1933 AND COMPLIANCE WITH STATE SECURITIES LAWS.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

(Bridge Loan Note – Sunnova)

$15,000,000.00 (plus any amounts owing in respect of PIK Interest as set forth on Schedule I)

Effective as of March 12, 2018

New York, New York

FOR VALUE RECEIVED, Sunnova Energy Corporation, a Delaware corporation (“Maker”), having a notice address of 20 E. Greenway Plaza, Suite 475, Houston, Texas 77046, hereby promises to pay pursuant to this promissory note (this “Note”) to Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP and Energy Capital Partners III-D, LP (collectively, the “Holders” and, each individually, a “Holder”), on the earlier of (i) the first date on which all of the 12.00% Senior Secured Notes due 2018, including any notes issued in payment of PIK interest thereon, (the “2018 Notes”) issued pursuant to the Indenture, dated as of April 24, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between the Company and Wilmington Trust, National Association, as trustee (the “2018 Notes Trustee”) and collateral trustee, as amended by that certain First Supplemental Indenture, dated as of November 21, 2017, have been repaid in full and are no longer outstanding, and (ii) May 31, 2019 (such date being referred to as the “Maturity Date”), the principal amounts set forth on Schedule I hereto next to each such Holder’s name, together with any and all accrued and unpaid interest on such outstanding principal amounts; provided, that, notwithstanding the foregoing all amounts payable hereunder shall become immediately due and payable upon the institution of, or material development under, bankruptcy proceedings under the U.S. Bankruptcy Code or similar proceedings under state or federal law with respect to the Maker (subject to the Subordination Provisions (as defined below)).

Interest shall accrue from the effective date hereof until the entire balance is paid (or converted, as provided below) on the unpaid principal balance of this Note at the interest rate (“Interest Rate”) of twelve percent (12%) per annum. Interest shall be paid quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, until and including the Maturity Date, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent Interest Payment Date or, if no interest has been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. At all times prior to the repayment of the 2018 Notes, interest shall be payable solely by increasing the then outstanding principal amount of this Note by the entire amount of the interest payment due on the applicable Interest Payment Date (“PIK Interest”). Following an increase in the principal amount of this Note on the applicable Interest Payment Date by the amount of the PIK Interest, this Note will bear interest on such increased

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

principal amount from and after such Interest Payment Date. For clarity, unless the context otherwise requires, references to any principal amount of this Note includes any increase in the principal amount of this Note as a result of the payment of PIK Interest. Upon the occurrence of the Maturity Date, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by the Holders pursuant to applicable law. This Note shall not, under any circumstances, be payable in cash, except on and after the repayment in full of the 2018 Notes.

Notwithstanding any provision to the contrary herein, Maker may not, at any time, prepay all or any portion of this Note, except in connection with any conversion into shares of the Company’s Series A Convertible Preferred Stock pursuant to the terms hereof.

Unless earlier converted, on and after the Maturity Date, an amount equal to the principal amount of this Note and any accrued and unpaid interest, in each case, as of the Maturity Date, shall be payable in lawful money of the United States of America and in immediately available funds at the office of each Holder set forth on Schedule I, unless another place of payment shall be specified in writing by a Holder to Maker. Notwithstanding the foregoing, upon and subject to the affirmative written election of the Majority Holders (as defined below) delivered to the Maker not later than five (5) business days prior to the date of conversion, the entire balance then outstanding hereunder shall be converted into that number of shares of the Company’s Series A Convertible Preferred Stock as is equal to (i) an amount equal to the principal amount of this Note and any accrued and unpaid interest, in each case, as of the date of conversion, divided by (ii) the lesser of $5.3246735 (as appropriately adjusted for any stock splits, combinations, recapitalizations or the like affecting the Series A Convertible Preferred Stock after the date hereof) and the Conversion Price. Notwithstanding anything to the contrary herein, until the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the acquisition of the Company’s Series A Convertible Preferred Stock as contemplated by this Note (the “HSR Act Approval”), no Holder shall be entitled to exercise its conversion rights described above.

For purposes of this Note, the term “Conversion Price” shall mean an amount equal to the lowest purchase price per share of Series A Convertible Preferred Stock issued at any time from and after the date of this Note and until the date of conversion.

Anything in this Note to the contrary notwithstanding, the Maker hereby covenants and agrees, and the Holders likewise hereby covenant and agree, that the indebtedness and all other obligations, whether now or hereafter outstanding, of the Maker under this Note (the “Subordinated Debt”) shall be junior and subordinate to the extent and in the manner set forth in clauses (a) through (m) below (collectively, the “Subordination Provisions”) to the Maker’s Obligations (as defined in the Indenture), whether now or hereafter outstanding with respect to the 2018 Notes and related documents (the “Senior Indebtedness”).

(a) The Subordinated Debt is subordinated in all respects and subject in right of payment to the Senior Indebtedness such that the (i) payment in full, in cash of the principal of and interest and fees (including interest and fees accruing during the pendency of any insolvency or liquidation proceeding) regardless of whether allowed or allowable in an Insolvency Proceeding (as defined below) on the Senior Indebtedness and regardless of whether then due or payable and (ii) payment in full, in cash of all other Senior Indebtedness that is then due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any contingent indemnification obligations to the extent then asserted) (the “Payment in Full”) of the Senior Indebtedness shall occur before any Holder is entitled to receive any payment or distribution on account of the Subordinated Debt of assets, properties or cash of Maker or any other person of any kind or character, whether (A) a payment, purchase or other acquisition or retirement for cash, property or securities (other than PIK Interest in respect of this Note) or (B) by way of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

cancellation, forgiveness or offset of the indebtedness owing by Maker against any indebtedness owed by any Holder or (C) payable or deliverable by reason of the payment of any other indebtedness of Maker being subordinated to the payment of this Note and, in any case, shall include any assets of any kind or character received by the Holders in connection with the realization of any security for this Note (each, a “Distribution”) (including interest (other than PIK Interest)) on account of the Subordinated Debt and, in that connection, unless and until the Payment in Full of the Senior Indebtedness occurs, no payment or Distribution (including interest (other than PIK Interest)) with respect to this Note shall be made by or on behalf of the Maker; provided, that, nothing in this clause (a) or any other provision of this Note shall be construed to prohibit the refinancing, replacement or repayment of all or any portion of the unpaid principal balance of this Note with (or the conversion of all of any portion of the unpaid principal balance of this Note into) common or non-”disqualified preferred” (as customarily defined) equity interests of Maker. No Holder shall initiate or cooperate or join with any other person in any proceeding challenging (1) the validity or enforceability of any documents in connection with the Senior Indebtedness or any indebtedness governed thereby, (2) any payment or distribution received by any holder of Senior Indebtedness or any agent therefor (each, a “Senior Debtholder”) for application to all or any part of the Senior Indebtedness or (3) the existence, validity, perfection or priority of any actual or purported lien claimed by any Senior Debtholder in any collateral or any other property in which Maker has rights from time to time.

(b) In the event of any insolvency, bankruptcy or receivership case or proceeding or any dissolution, winding up, liquidation, reorganization or other similar proceedings relative to Maker or its assets (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or otherwise) or upon an assignment for the benefit of creditors, or any other marshaling of the assets of Maker or its assets (each of the foregoing, an “Insolvency Proceeding”), then Payment in Full shall occur before the Holders shall be entitled to receive or retain any payment or Distribution (including interest (other than PIK Interest)) with respect to this Note. In any such proceedings, any payment or Distribution (including interest (other than PIK Interest)) to which the Holders would be entitled if this Note and the Subordinated Debt were not subordinated to the Senior Indebtedness shall be paid by the Maker or by the agent or other person making such payment or distribution, or by the Holders if and to the extent received by the Holders, directly to the 2018 Notes Trustee to be allocated as set forth in the terms of the Senior Indebtedness or if not so allocated, pro rata based on the outstanding principal amount thereof. Following commencement of and during the continuance of an Insolvency Proceeding, each of the Holders may (i) prove its claim or, if applicable, its interest, in the Subordinated Debt, (ii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading objecting to, or otherwise seeking the disallowance of, the amounts due under this Note or otherwise impairing any of the Holders’ rights under this Note or, except as otherwise limited or prohibited by the Subordination Provisions, file any motions pertaining to the Subordinated Debt, and (iii) vote on any plan of reorganization or other dispositive plan that is consistent with the rights and priorities of the Senior Debtholders under the Subordination Provisions. Nothing in this clause (b) or any other provision of this Note shall be construed to prohibit the refinancing, replacement or repayment of all or any portion of the amounts due under this Note with (or the conversion of all of any portion of the amounts due under this Note into) common equity or non-“disqualified preferred” equity interests of Maker pursuant to this clause (b).

(c) Until the Payment in Full of Senior Indebtedness, if any Holder receives any payment or Distribution (including interest but excluding PIK Interest) in respect of the Subordinated Debt, then such payment or Distribution shall be promptly paid over or delivered to 2018 Notes Trustee with any necessary endorsement and the payment shall be deemed never to have been made in respect of the Subordinated Debt.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d) The Holders shall not exercise any rights or remedies under this Note, including, without limitation, any action (A) to take from or for the account of the Maker or any other person, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Maker or any such person with respect to the Senior Indebtedness or the Subordinated Debt (including but not limited to the amounts due on account of this Note), (B) to sue for payment of the Senior Indebtedness or the Subordinated Debt, or to initiate or participate with others in any suit, action or proceeding against the Maker or any other person to (i) enforce payment of or to collect the whole or any part of the amounts due with respect to the Senior Indebtedness or the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the 2018 Notes (or other applicable loan or credit agreement) or applicable law with respect to the Senior Indebtedness or under this Note or applicable law with respect to the amounts due hereunder or thereunder, (C) to accelerate the Senior Indebtedness (or any portion thereof) or the Subordinated Debt (or any portion thereof), (D) to cause the Maker to honor any redemption or mandatory prepayment obligation related to this Note, or (E) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Maker or any other person, including the collateral securing the Senior Indebtedness (each, an “Enforcement Action”), until Payment in Full has occurred. Notwithstanding anything in this Note to the contrary, whether or not any Senior Indebtedness is outstanding: (1) the Holders may file proofs of claim and statements of interest against Maker in any Insolvency Proceeding in a manner consistent with the Subordination Provisions; (2) the Holders may take any action required to toll the expiration of any statute of limitation; and (3) take any other actions to preserve or protect the validity and enforceability of rights of the Holders with respect to the Subordinated Debt not expressly prohibited in these Subordination Provisions. Any distributions or other proceeds of any Enforcement Action obtained by or for the benefit of the Holders shall in any event be held in trust by it for the benefit of the 2018 Notes Trustee and promptly paid or delivered to the 2018 Notes Trustee in the form received until Payment in Full has occurred.

(e) Until Payment in Full, each Holder hereby acknowledges and agrees that any Senior Debtholder may at any time and from time to time without the consent of or notice to any Holder, and without incurring responsibility to any Holder or impairing or releasing the subordination provided in the Subordination Provisions or the obligations hereunder of any Holder to any Senior Debtholder, do any one or more of the following: (i) extend, renew, modify, waive or amend the terms of any Senior Indebtedness; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any guarantor or any other person liable in any manner for Senior Indebtedness or amend or waive the terms of any guaranty of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against Maker or any other person; (v) apply any sums by whomever paid or however realized to Senior Indebtedness; (vi) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; and (vii) take any other action which otherwise might be deemed to impair the rights of the Senior Debtholders. Any and all of such actions may be taken by the Senior Debtholders without incurring responsibility to any Holder and without impairing or releasing the obligations of any Holder to the Senior Debtholders.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(f) Any subsequent Holder of this Note agrees, by its acceptance hereof, that obligations of the Maker hereunder are junior and subordinate to the Senior Indebtedness to the extent and in the manner set forth in the Subordination Provisions.

(g) No right of any present or future Senior Debtholder to enforce subordination as provided in the Subordination Provisions will at any time in any way be prejudiced or impaired by any act or failure to act on the part of Maker or by any act or failure to act, in good faith, by any Senior Debtholder, or by any noncompliance by Maker with the terms of this Note regardless of any knowledge thereof that any such Senior Debtholder may have or otherwise be charged with. The Subordination Provisions are intended to be for the benefit of, and shall be enforceable directly by, the 2018 Notes Trustee or any Senior Debtholder, and no other person other than the 2018 Notes Trustee, any Senior Debtholder or the parties hereto shall have or be entitled to assert rights or benefits hereunder.

(h) Until Payment in Full, so long as any Senior Indebtedness is outstanding, in the event that any Holder shall fail to file a proof of claim following any Insolvency Proceeding of Maker within 5 days prior to the deadline to file proofs of claim in the applicable Insolvency Proceeding, such Holder shall irrevocably appoint the 2018 Notes Trustee as its attorney in fact, and grant the 2018 Notes Trustee a power of attorney with full substitution, in the name of Holder, for the use and benefit of the Senior Debtholders, to file such proof of claim on its behalf in connection with such Insolvency Proceeding.

(i) Until Payment in Full, if, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Indebtedness and the Subordinated Debt, then, to the extent the debt obligations distributed on account of the Senior Indebtedness and on account of the Subordinated Debt are secured by liens upon the same assets or property, the Subordination Provisions will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the liens securing such debt obligations.

(j) Following the Payment in Full of the Senior Indebtedness, the Holders shall be subrogated to the rights of the Senior Debtholders (or their agent or representative) to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, and interest on, and all other amounts in respect of, the Subordinated Debt shall be paid in full; however, such right of subrogation shall not be exercised as to any collateral or other property acquired prior to Payment in Full by the 2018 Notes Trustee, the Senior Debtholders or their respective affiliates in connection with an Enforcement Action or an Insolvency Proceeding. For purposes of such subrogation, no payments or distributions to the Senior Debtholders (or their agent or representative) of any cash, property or securities to which the Holders would be entitled except for these Subordination Provisions, and no payments over pursuant to these Subordination Provisions to the Senior Debtholders (or their agent or representative) by the Holders, shall be deemed to be a payment or distribution by Maker to or on account of the Senior Indebtedness except to the extent constituting such a payment or distribution pursuant to the terms of the Indenture or constituting a Payment In Full; it being understood and agreed that the Subordination Provisions are solely for the purpose of defining the relative rights of the Senior Debtholders (or their agent or representative) on the one hand, and the Holders on the other hand.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(k) Until Payment in Full has occurred, no amendment or waiver of any provision of this Note, shall directly or indirectly (s) modify the Subordination Provisions, (t) increase the Interest Rate in respect of the Subordinated Debt, (u) shorten the scheduled final maturity of the Subordinated Debt, (v) modify the principal repayment or prepayment provisions of the Subordinated Debt in a manner that would require a repayment or prepayment not required as of the date hereof, (w) change any covenants, defaults, or events of default (including the addition of covenants, defaults, or events of default not contained in the Note as in effect on the date hereof) to restrict Maker from making payments in respect of any Senior Indebtedness, (x) increase the principal balance of the Subordinated Debt (other than as a result of the accrual of interest, accretion or the payment of PIK Interest pursuant to the terms of the Note as in effect as of the date hereof), or (y) convert the payment of any accrual or PIK Interest to cash pay interest, in each case, without the prior written consent of the 2018 Notes Trustee and each of the Senior Debtholders. Until Payment in Full has occurred, Maker shall not grant (and no Holder shall accept the benefit of) a lien or security interest on any collateral to secure any portion of the Subordinated Debt.

(l) For the avoidance of doubt, nothing herein shall: (i) impair, as between the Maker and the Holders, the obligation of the Maker, which is absolute and unconditional, to pay principal of and interest on the Note as set forth herein; or (ii) affect the relative rights of the Holders and creditors of the Maker other than their rights in relation to the Senior Debtholders.

(m) No implied covenants or obligations shall be read into this Note against the 2018 Notes Trustee. The 2018 Notes Trustee shall not be deemed to owe any fiduciary duty to the Holders as a result of this Note and the 2018 Notes Trustee shall not be liable to any Holder of Notes if it shall pay over or deliver to holders of the 2018 Notes, the Issuer or any other Person money or assets which are delivered to the 2018 Notes Trustee hereunder.

Any waiver shall be in writing and effective against a Holder if signed by the applicable Holder. No delay or omission on the part of the Holders in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Holders with respect to this Note and the obligations hereunder, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Holders deems expedient.

The Holders shall not have the right to transfer or assign any of their rights or obligations under this Note without the prior written consent of the Maker and any proposed assignment or transfer without consent shall be void ab initio; provided, however, that transfers or assignments of this Note (but not increases in principal amount, other than as the result of PIK Interest) shall be permitted (a) to holders of Series A Common Stock or Series A Convertible Preferred Stock that is required pursuant to Section 4.1(g) of that certain Second Amended and Restated Investors Agreement, dated as of November 9, 2017, by and among the Maker and certain other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Investors Agreement”) or (b) to Energy Capital Partners III (Sunnova Co-Invest), LP or any other Permitted Transferee, as defined in and in accordance with the Investors Agreement.

This Note and all obligations of Maker hereunder shall be binding upon the successors and assigns of Maker, and shall, together with the rights and remedies of the Holders, inure to the benefit of each Holder, any future holder of any of the indebtedness and their respective successors and assigns. This Note may be amended by the Maker and Holders holding a majority of the then outstanding principal amount under this Note (the “Majority Holders”). Notwithstanding the foregoing, the Interest Rate and Maturity Date cannot be amended without the written consent of all Holders and the principal amount owed to a Holder under this Note cannot be amended without such Holder’s written consent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Maker and the Holders intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is Maker’s and the Holders’ express intention that (i) the Maker not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, (ii) that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, (iii) that such excess amount shall be immediately credited to the principal balance of this Note, and (iv) the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Maker agrees that any suit for the enforcement of this Note may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Maker by mail at the address specified in the first paragraph of this Note (or such other address as Maker may provide written notice of to the Holders). Maker hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, Maker waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each party (i) certifies that neither the other parties nor their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into this Note, each party is relying upon, among other things, the waivers and certifications contained in this Note.

If any term of this Note shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Note shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. This Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Note by facsimile or by electronic portable document format shall be effective as delivery of a manually executed counterpart of this Note.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Maker has executed and delivered this Note on March 12, 2018.

SUNNOVA ENERGY CORPORATION

By:	/s/ Jordan Kozar
Name:	Jordan Kozar
Title:	Chief Financial Officer

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTED:

ENERGY CAPITAL PARTNERS III, LP

By: Energy Capital Partners GP III, LP, its general partner

By: Energy Capital Partners III, LLC, its general partner

By: ECP Control , LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

ENERGY CAPITAL PARTNERS III-A, LP

By: Energy Capital Partners GP III, LP, its general partner

By: Energy Capital Partners III, LLC, its general partner

By: ECP Control o, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

ENERGY CAPITAL PARTNERS III-B, LP

By: Energy Capital Partners GP III, LP, its general partner

By: Energy Capital Partners III, LLC, its general partner

By: ECP ControlCo, LLC, it’s managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ENERGY CAPITAL PARTNERS III-C, LP

By: Energy Capital Partners GP III, LP, its general partner

By: Energy Capital Partners III, LLC, its general partner

By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

ENERGY CAPITAL PARTNERS III-D, LP

By: Energy Capital Partners GP III, LP, its general partner

By: Energy Capital Partners III, LLC, its general partner

By: ECP ControlCo, LLC, its managing member

By:	/s/ Rahman D’Argenio
Name:	Rahman D’Argenio
Title:	Managing Member

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEUDLE I

Holders and Addresses	Principal Amount	PIK Interest Amount
Energy Capital Partners III, LP	$[***]	$[***]
51 JFK Parkway
Suite 200
Short Hills, NJ 07078
Attn: General Counsel
Fax: (973) 671-6101

Energy Capital Partners III-A, LP	$[***]	$[***]
51 JFK Parkway
Suite 200
Short Hills, NJ 07078
Attn: General Counsel
Fax: (973) 671-6101

Energy Capital Partners III-B, LP	$[***]	$[***]
51 JFK Parkway
Suite 200
Short Hills, NJ 07078
Attn: General Counsel
Fax: (973) 671-6101

Energy Capital Partners III-C, LP	$[***]	$[***]
51 JFK Parkway
Suite 200
Short Hills, NJ 07078
Attn: General Counsel
Fax: (973) 671-6101

Energy Capital Partners III-D, LP	$[***]	$[***]
51 JFK Parkway
Suite 200
Short Hills, NJ 07078
Attn: General Counsel
Fax: (973) 671-6101

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.